EXHIBIT 10.38
                    RELEASE AND PARTIAL TERMINATION AGREEMENT

THIS RELEASE AND PARTIAL TERMINATION AGREEMENT (the "Release") is made and entered into this the 22nd day of April, 1997 by and among W.D. Groves ("Groves"), on the one hand, and Zeotech Industries, Inc. ("Zeotech"), Ed Hemsted ("Hemsted"), KJM Capital Corp. ("KJM"), Keith J. McKenzie ("McKenzie"), Kent E. Lovelace, Jr. ("Lovelace"), LS Capital Corporation, a Delaware corporation ("LS Capital"), and Griffin Gold Group, Inc., a Delaware corporation ("Griffin"), on the other hand. For purposes of this Agreement, Zeotech, Hemsted, KJM, McKenzie, Lovelace, LS Capital and Griffin are referred to hereinafter singly as a "Remaining Party" and collectively as the "Remaining Parties."
                                    Recitals

         WHEREAS, Groves and each Remaining Party entered into an Agreement (the "Agreement") dated October 31, 1996 regarding the contribution of certain mining claims to Griffin, the issuance of certain shares of stock in Griffin, the issuance of certain shares of stock in LS Capital, additional capital contributions to Griffin, the registration with the United States Securities and Exchange Commission of certain shares of stock in Griffin owned by LS Capital, the declaration by LS Capital of an in-kind dividend to its stockholders of the shares so registered, and various additional matters; and

         WHEREAS, Groves and each Remaining Party want to terminate Groves' status as a party to the Agreement and his rights and obligations thereunder, but leave unaltered the Remaining Parties' status as parties to the Agreement and their respective rights and obligations thereunder;

                                    Agreement


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         NOW,  THEREFORE,  in  consideration  of (a)  the  mutual  promises  and agreements herein contained, (b) $10.00 and (c) other good and valuable consideration (the receipt, sufficiency and adequacy of the consideration recited in (a), (b) and (c) immediately preceding are hereby acknowledged and confessed by each party hereto), each party hereto hereby agrees as follows:

         1. Groves hereby acknowledges that he received 166,666 shares of the common stock of LS Capital pursuant to the Agreement. Groves does hereby assign, transfer and convey to Hemsted, without any further deed or act, full right, title and interest in and to the foregoing 166,666 shares of the common stock of LS Capital, free and clear of all liens, mortgages, security interests, encumbrances, claims and restrictions on the transfer thereof. Groves hereby further acknowledges that the Agreement provided that he was to receive 1,250,000 shares of the common stock of Griffin, although Groves has not yet been issued such shares. Notwithstanding any other provisions contained herein, Groves does hereby assign, transfer and convey to Douglas Schmitt and Hemsted, without any further deed or act, full right, title and interest in and to 90% and 10%, respectively, of the shares of the common stock of Griffin that he was to receive pursuant to the term, provisions and conditions of the Agreement, free and clear of all liens, mortgages, security interests, encumbrances, claims and restrictions on the transfer thereof. Groves hereby agrees that he will execute and deliver, or cause to be executed and delivered, from time to time after the date hereof, upon the request of Hemsted or Schmitt (as the case may be), such other instruments of assignment, transfer and conveyance and will take such other action as Hemsted or Schmitt (as the case may be) may reasonably require to effectuate and/or evidence the assignments, transfers and conveyances provided for herein. Groves hereby represents and warrants to Hemsted and Schmitt that the execution by Groves and delivery to Hemsted and Schmitt of this Release and related documentation will vest in Hemsted and Schmitt full right, title and interest in and to the shares of common stock purported to be assigned, transferred and conveyed to them above, free and clear of any and all encumbrances, security interests, liens, charges, claims, restrictions or limitations, whatsoever, by any person of any kind, including those on the transfer thereof, whether known or unknown.

         2. Groves' status as a party to the Agreement be and hereby is terminated effective upon the execution and delivery of this Release, and henceforth Groves shall have no further rights, liabilities, obligations, duties or responsibilities with respect to the Agreement. Notwithstanding the preceding or anything else contained herein, the Remaining Parties' status as parties to the Agreement, and their respective rights, liabilities, obligations, duties and responsibilities with respect thereto, remain unaffected by this Release.

         3. By execution of this Release, Groves represents and warrants to each of the Remaining Parties that he has not conveyed, assigned, or in any manner transferred, in whole or in part, to any third party any right, title or interest that he has heretofore held under the Agreement. Groves expressly represents and warrants to the Remaining Parties that he has full authority to enter into this Release and to terminate his status as a party to the Agreement and his rights, liabilities, obligations, duties and responsibilities with respect thereto.

         4.   Groves   (and  each  of  Groves'   heirs,   beneficiaries,   legal
representatives, affiliates, agents, successors and assigns) has this day released and by these presents does


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release,  acquit and forever  discharge each of the Remaining Parties (and their
respective   heirs,    beneficiaries,    legal   representatives,    affiliates,
shareholders, directors, officers, employees, agents, successors and assigns) from any and all Claims. For purposes of this Release, "Claims" means all
demands,  complaints,   claims,  rights,  actions,  causes  of  actions,  suits,
proceedings,  damages,  judgments,  costs,  expenses,  compensation,   promises,
agreements, debts, liabilities and obligations of any kind whatsoever, at common law, by statute, contract, or otherwise, which a releasing party now has or might have, or in the part had or might have had, against a released party, known or unknown, directly or indirectly relating to the Agreement.

         5. By execution of this Release, Groves represents and warrants to each of the Remaining Parties that no Claim that he now has or might have, or in the part had or might have had, against any person released hereby, has previously been conveyed, assigned, or in any manner transferred, in whole or in part, to any third party. Groves expressly represents and warrants to each of the Remaining Parties that he has full authority to enter into this Release and to release any and all Claims he now has or might have, or in the part had or might have had, against each person released hereby.

         6. THIS RELEASE SHALL BE GOVERNED BY, CONSTRUED UNDER, AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         7. It is expressly understood and agreed that the terms of this Release are contractual and not merely recitations.

         8. It is further understood and agreed that this Release contains the entire agreement between Groves and each Remaining Party pertaining to the subject matter hereof and supersedes any and all prior agreements, arrangements, or understandings between Groves and each Remaining Party pertaining to the subject matter hereof. No oral understandings, statements, promises, or inducements contrary to the terms of this Release exist. This Release cannot be changed or terminated except in writing signed by all parties hereto.

         9. Should any court, by judgment or decree, determine that this Release does not fully and finally discharge all Claims which a releasing party now has or might have, or in the part had or might have had, against a released party, prior to the date of this Release, then each releasing party hereby agrees to reform this document to release any such Claims not hereby released.

         IN WITNESS WHEREOF, the undersigned have set their hands hereunto effective as of the first date written above.

"GROVES"


/S/W.D. Groves, PhD., P.Eng.
W.D. Groves, PhD., P.Eng.

"REMAINING PARTIES"

ZEOTECH INDUSTRIES, INC.

By: /S/ Ed Hemsted, by power of attorney                      /S/ Ed Hemsted
                                                              Ed Hemsted
Name Printed: Ed Hemsted

Title: President

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KJM CAPITAL CORP.

By:/S/ K.J. McKenzie                                 /S/ K.J. McKenzie
                                                     Keith J. McKenzie
Name Printed: Keith J. McKenzie

Title: President


GRIFFIN GOLD GROUP, INC.


By: /S/ Paul J. Montle                                /S/Kent E. Lovelace, Jr.
                                                     Kent E. Lovelace, Jr.
Name Printed: Paul J Montle

Title: Vice President


LS CAPITAL CORPORATION

By: /S/ Paul J. Montle

Name Printed: Paul J Montle

Title: President


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                                   CERTIFICATE

         Each of the undersigned hereby certifies and acknowledges that the undersigned has signed and executed the foregoing agreement with multiple original signature pages at separate locations to be effective immediately upon signing and that the transmission of a telecopier facsimile of their respective signatures, each to the other, shall be sufficient to cause the mutual delivery of this executed agreement in order to bind the parties and make the agreement effective upon the date of signing. It is further certified, acknowledged and agreed that the original signature pages are to be circulated hereafter but that the failure of any party to obtain the original signature pages hereafter shall not affect the validity and effectiveness of this agreement which is effective from and after the execution by all parties and the transmission by telecopier facsimile of the signature of all parties, each to the other.
         IN WITNESS WHEREOF, the parties hereto have signed their names hereto as of the first date written above.


/S/ Ed Hemsted, by power of attorney
W.D. Groves, PhD., P.Eng.


ZEOTECH INDUSTRIES, INC.

By: /S/ Ed Hemsted                                   /S/ Ed Hemsted
                                                              Ed Hemsted
Name Printed: Ed Hemsted

Title: President


KJM CAPITAL CORP.

By:/S/ K.J. McKenzie                                 /S/ K.J. McKenzie
                                                     Keith J. McKenzie
Name Printed: Keith J. McKenzie

Title: President


GRIFFIN GOLD GROUP, INC.


By: /S/ Paul J. Montle                                /S/Kent E. Lovelace, Jr.
                                                     Kent E. Lovelace, Jr.
Name Printed: Paul J Montle

Title: Vice President


LS CAPITAL CORPORATION

By: /S/ Paul J. Montle

Name Printed: Paul J Montle

Title: President